UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 14, 2010

NEUROGESX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33438	94-3307935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices, including zip code)

650-358-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On Thursday, January 14, 2010, NeurogesX, Inc. (the “Company”) will be presenting at the J.P. Morgan Healthcare conference in San Francisco, California. During this conference, the Company will be presenting the slides attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The contents of the slides are deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

The presentation will be webcast live, a replay of which will be available on the Company’s website (www.neurogesx.com) for ninety days.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Slide Presentation, dated January 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/S/ STEPHEN GHIGLIERI
Stephen Ghiglieri
Chief Financial Officer

Date: January 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation, dated January 14, 2010

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